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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                         DATE OF REPORT: AUGUST 14, 2002
               (DATE OF EARLIEST EVENT REPORTED: AUGUST 14, 2002)

                       KINDER MORGAN ENERGY PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)



          DELAWARE                   1-11234               76-0380342
(State or other jurisdiction       (Commission          (I.R.S. Employer
      of incorporation)            File Number)       Identification No.)


                          500 Dallas Street, Suite 1000
                              Houston, Texas 77002
          (Address of principal executive offices, including zip code)


                                  713-369-9000
              (Registrant's telephone number, including area code)


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ITEM 9.  REGULATION FD DISCLOSURE

         In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

         Representatives of Kinder Morgan, Inc. ("KMI"), Kinder Morgan Energy Partners, L.P. ("KMP") and Kinder Morgan Management, LLC ("KMR") intend to make presentations on August 14, 2002 at the UBS Warburg Equity Investor Tour to investors, analysts and others to address various strategic and financial issues relating to the business plans and objectives of KMI, KMP and KMR. Prior to the meetings, interested parties will be able to view the materials presented at the meetings by visiting KMI's web site at: www.kindermorgan.com/investor_relations/presentations/



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                                S I G N A T U R E

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           KINDER MORGAN ENERGY PARTNERS, L.P.

                              By:  KINDER MORGAN G.P., INC.,
                                   its general partner

                                   By:  KINDER MORGAN MANAGEMENT, LLC,
                                        the delegate of Kinder Morgan G.P., Inc.


Dated: August 14, 2002                    By:  /s/ JOSEPH LISTENGART
                                              ----------------------------------
                                              Joseph Listengart
                                              Vice President and General Counsel


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